Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY
Operating Leased Assets [Line Items]
2012	$ 79,260	498,853
2013	60,327	379,692
2014	38,603	242,967
2015	29,122	183,288
2016	23,122	145,527
Thereafter	7,568	47,635
Operating Leases, Future Minimum Payments Due, Total	$ 238,002	1,497,962